UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2016

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania	18015-1360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry Into a Material Definitive Agreement.

On June 10, 2014, OraSure Technologies, Inc. (“OraSure”) entered into a Master Program Services and Product Co-Promotion Agreement (the “Agreement”) with AbbVie Bahamas Ltd., a wholly-owned subsidiary of AbbVie Inc. (“AbbVie”). Under the Agreement, the parties agreed, among other things, to co-promote OraSure’s OraQuick® rapid HCV antibody test in certain markets in the United States. The Agreement had an original term ending December 31, 2019.

In a First Amendment to Master Program Services and Product Co-Promotion Agreement, dated as of June 30, 2016 (the “Amendment”), the parties agreed to terminate the Agreement on December 31, 2016. As a result, the parties’ respective financial and other obligations under the Agreement will terminate at the end of 2016. Subject to their performance of certain financial and other obligations required through December 31, 2016, the parties also agreed to a mutual release and covenant not to sue for claims related to the Agreement.

On July 1, 2016, OraSure issued a press release announcing the Amendment. Copies of the press release and Amendment are attached as Exhibits 99.1 and 99.2 to this Form 8-K and are incorporated herein by reference.

Item 1.02 – Termination of a Material Definitive Agreement.

The information disclosed in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01 – Regulation FD Disclosure.

On July 1, 2016, the Company held a webcast conference call with analysts and investors, during which Douglas A. Michels, the Company’s President and Chief Executive Officer, and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the recently announced Amendment under which OraSure and AbbVie agreed to terminate the Agreement on December 31, 2016 and certain business developments. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99.3 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 1, 2016, announcing the amendment of the Master Program Services and Product Co-Promotion Agreement between OraSure and AbbVie.

99.2	First Amendment to Master Program Services and Product Co-Promotion Agreement, dated as of June 30, 2016, between OraSure and AbbVie.

99.3	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Analyst/Investor Conference Call Held July 1, 2016.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: July 1, 2016	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 1, 2016, announcing the amendment of the Master Program Services and Product Co-Promotion Agreement between OraSure and AbbVie.

99.2	First Amendment to Master Program Services and Product Co-Promotion Agreement, dated as of June 30, 2016, between OraSure and AbbVie.

99.3	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Analyst/Investor Conference Call Held July 1, 2016.

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